UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2005

NextMedia Operating, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	333-84416	84-154397
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6312 S. Fiddlers Green Circle, Suite 360E Greenwood Village Colorado	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 694-9118

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On April 1, 2005, the direct parent of NextMedia Operating Inc., NextMedia Group, Inc. (the “Company”), entered into employment agreements, effective January 1, 2005, with the following executives: Carl Hirsch, Executive Chairman of Board of Directors, Jeff Dinetz, Executive Vice President and Co-Chief Operations Officer of the Radio Division, Samuel Weller, Senior Executive Vice President, President and Co-Chief Operations Officer of the Radio Division, James Matalone, Executive Vice President of NextMedia Outdoor, Inc. and Scot McArtor, Executive Vice President of NextMedia Outdoor, Inc.

Under each employment agreement, each employee is to be employed for a term beginning on January 1, 2005 and expiring on December 31, 2009. Mr. Hirsch’s, Mr. Dinetz’s, Mr. Weller’s, Mr. Matalone’s and Mr. McArtor’s current annual base salary under the respective employment agreements is $350,000, $322,500, $337,500, $255,000, and $210,000 respectively, subject to annual discretionary increases, if any, as determined at least annually, by the compensation committee of the Board of Directors (the “Compensation Committee”). Each of the executives is eligible for an annual bonus equal to a percentage of his base salary for such fiscal year as may be determined by the Compensation Committee in its reasonable discretion and based upon the recommendation of the chief executive officer of the Company.

If the employment of any executive is terminated without cause or if the executive terminates his employment for good reason, in each case as defined in the respective employment agreements, the Company will make a lump sum payment to such executive equal to 220% of his then annual base salary in addition to payment to executive of certain amounts previously earned and unpaid.

The foregoing description is qualified in its entirety by reference to the employment agreements by and between the Company and each of Messrs. Hirsch, Dinetz, and Weller and the employment agreements by and among the Company, NextMedia Outdoor, Inc. and each of Mr. Matalone and Mr. McArtor, each of which is annexed as an exhibit to this Form 8-K.

Item 9.01. Financial Statements and Exhibits

(c	)	Exhibits

		99.1	—Employment Agreement dated as of April 1, 2005, between NextMedia Group, Inc. and Carl E. Hirsch.

		99.2	—Employment Agreement dated as of April 1, 2005, between NextMedia Group, Inc. and Jeffrey Dinetz.

		99.3	—Employment Agreement dated as of April 1, 2005, between NextMedia Group, Inc. and Samuel Weller.

		99.4	—Employment Agreement dated as of April 1, 2005, between NextMedia Outdoor, Inc., NextMedia Group, Inc. and James Matalone.

		99.5	—Employment Agreement dated as of April 1, 2005, between NextMedia Outdoor, Inc., NextMedia Group, Inc. and Scot McArtor.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTMEDIA OPERATING, INC.

Date: April 6, 2005	By:	/S/ SEAN R. STOVER
	Name:	Sean R. Stover
	Title:	Senior Vice President and Chief Financial Officer

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